FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

Kieran Mullins

Chairman of the Board, President and Chief Executive Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran Mullins, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O
File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of October, 2016.

/s/ Kieran Mullins
Kieran Mullins

FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

Norse N. Blazzard

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O
File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September, 2016.

/s/ Norse N. Blazzard
Norse N. Blazzard

FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

Kimberly A. Berwanger

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O

File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)
File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of October, 2016.

/s/ Kimberly A. Berwanger
Kimberly A. Berwanger

FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

David W. Chamberlin

Director

KNOW ALL MEN BY THESE PRESENTS, that I, David W. Chamberlin, a Director, Vice President and Controller of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O
File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2016.

/s/ David W. Chamberlin
David W. Chamberlin

FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

Richard A. Hemmings

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O
File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2016.

/s/ Richard A. Hemmings
Richard A. Hemmings

FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

Richard C. Pearson

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O
File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September, 2016.

/s/ Richard C. Pearson

Richard C. Pearson

FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

Bruce Schindler

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Bruce Schindler, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O
File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of October, 2016.

/s/ Bruce Schindler

Bruce Schindler

FIRST METLIFE INVESTORS INSURANCE COMPANY

POWER OF ATTORNEY

Lynn A. Dumais

Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, Chief Financial Officer of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	First MetLife Investors Variable Annuity Account One
File No. 033-74174 First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B
File No. 333-96773 Class VA (offered between June 15, 2001 and October 7, 2011), Class AA, and Class B
File No. 333-96775 Class A
File No. 333-96777 Class XC
File No. 333-96785 Class L and Class L –4 Year (offered between November 22, 2004 and October 7, 2011)
File No. 333-96795 Class C (offered between September 4, 2001 and October 7, 2011)
File No. 333-125613 Vintage L and Vintage XC
File No. 333-125617 PrimElite III
File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
File No. 333-125619 Protected Equity Portfolio
File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
File No. 333-137969 PrimElite IV
File No. 333-148873 Pioneer PRISM
File No. 333-148874 Pioneer PRISM XC
File No. 333-148876 Pioneer PRISM L
File No. 333-152450 Class XTRA
File No. 333-156646 Class XTRA 6
File No. 333-158579 MetLife Simple SolutionsSM
File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and October 7, 2011)
File No. 333-176679 Class S (offered on and after October 7, 2011) and Class S- L Share Option (offered on and after October 7, 2011)
File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011)
File No. 333-176691 Class VA (offered on and after October 7, 2011)
File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
File No. 333-176693 Class C (offered on and after October 7, 2011)
File No. 333-178515 Class O
File No. 333-179240 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013)
File No. 333-205137 Class O (offered on and after September 21, 2015)
File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
File No. 333-209058 Class VA (offered on and after May 2, 2016)
File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L Share Option (offered on and after May 2, 2016),

New variable annuities such as:
- MetLife Prime Options
- MetLife Growth and Income
- MetLife Accumulation Annuity
- MetLife Investment Portfolio Architect,

And pertaining to:
Shield Level SelectorSM Annuity
Shield Level SelectorSM 3-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 2016.

/s/ Lynn A. Dumais
Lynn A. Dumais